Business Acquisitions, Dispositions, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets
BUSINESS ACQUISITIONS, DISPOSITIONS, GOODWILL AND INTANGIBLE ASSETS
Business Acquisitions and Dispositions. Our investments in businesses in 2013, 2012 and 2011 totaled $151 million, $18.6 billion (including debt assumed of $2.6 billion) and $372 million (including debt assumed of $15 million), respectively.
On May 17, 2013, we completed the sale of the Pratt & Whitney Power Systems business to Mitsubishi Heavy Industries (MHI) for $432 million, excluding contingent consideration valued at approximately $200 million, and we entered into a long-term engineering and manufacturing agreement with MHI. The sale generated a pre-tax gain of approximately $193 million ($132 million after tax). Pratt & Whitney Power Systems has not been reclassified to Discontinued Operations due to our level of continuing involvement in the business post-sale.
On February 7, 2013, we completed the acquisition of Grupo Ascensores Enor, S.A. (Enor), a privately held company headquartered in Spain with operations in Spain and Portugal, which designs, manufactures, installs and services elevators. Enor's 2012 sales were approximately $50 million. Under the terms of the transaction, Zardoya Otis, S.A. (ZOSA), a non-wholly owned subsidiary of the Company, exchanged publicly traded shares of ZOSA with a fair value of approximately $240 million as of the transaction completion date for all of the shares of Enor.
On July 26, 2012, we completed the acquisition of Goodrich, a global supplier of systems and services to the aerospace and defense industry with 2011 sales of $8.1 billion. Goodrich products include aircraft nacelles and interior, actuation, landing and electronic systems. Under the terms of the agreement, Goodrich shareholders received $127.50 in cash for each share of Goodrich common stock they owned on July 26, 2012. This equated to a total enterprise value of $18.3 billion, including $1.9 billion in net debt assumed. The acquired Goodrich businesses were combined with the legacy Hamilton Sundstrand businesses to form the new UTC Aerospace Systems segment. The Goodrich acquisition and the formation of UTC Aerospace Systems provide increased scale, financial strength and complementary product offerings, allowing us to significantly strengthen our position in the aerospace and defense industry, create aftermarket efficiencies for our customers, accelerate our ability to drive innovation within the aerospace industry, and enhance our ability to support our customers with more integrated systems. This acquisition, coupled with our acquisition of an additional interest in IAE, as discussed below, further advances UTC's strategy of focusing on our core businesses.
To finance the cash consideration for the Goodrich acquisition and pay related fees, expenses and other amounts due and payable, we utilized the previously disclosed net proceeds of approximately $9.6 billion from the $9.8 billion of long-term notes issued on June 1, 2012, the net proceeds of approximately $1.1 billion from the equity units issued on June 18, 2012, $3.2 billion from the issuance of commercial paper during July 2012, and $2.0 billion of proceeds borrowed under our April 24, 2012 term loan credit agreement. For the remainder of the cash consideration, we utilized approximately $0.5 billion of cash and cash equivalents generated from operating activities.
Allocation of Consideration Transferred to Net Assets Acquired:
The following amounts represent the final determination as of July 26, 2012 (the closing date of the acquisition of Goodrich) of the fair value of identifiable assets acquired and liabilities assumed from the Goodrich acquisition, including adjustments made during the one year measurement period from the date of acquisition. Measurement period adjustments were not significant and were not retroactively reclassified to prior periods.

(dollars in millions)
Cash and cash equivalents	$538
Accounts receivable, net	1,205
Inventories and contracts in progress, net	1,673
Future income tax benefits, current	515
Other assets, current	647
Fixed assets	2,209
Intangible assets:
Customer relationships and related program assets	8,550
Trademarks	1,550
Other assets	1,501
Short-term borrowings	(84)
Accounts payable	(587)
Accrued liabilities	(1,919)
Long-term debt	(2,961)
Future pension and postretirement benefit obligations	(1,743)
Other long-term liabilities:
Customer contractual obligations	(2,200)
Other long-term liabilities	(4,013)
Noncontrolling interests	(41)
Total identifiable net assets	4,840
Goodwill	11,580
Total consideration transferred	$16,420

In order to allocate the consideration transferred for Goodrich, the fair values of all identifiable assets and liabilities needed to be established. For accounting and financial reporting purposes, fair value is defined under the "Fair Value Measurements and Disclosures" Topic of the FASB ASC as the price that would be received upon sale of an asset or the amount paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are assumed to be buyers and sellers in the principal (most advantageous) market for the asset or liability. Additionally, fair value measurements for an asset assume the highest and best use of that asset by market participants. Use of different estimates and judgments could yield different results.
In determining the fair value of identifiable assets acquired and liabilities assumed, a review was conducted for any significant contingent assets or liabilities existing as of the acquisition date. No significant contingencies related to existing legal or government action have been identified which existed as of the opening balance sheet date. Based upon our existing practices and phase II environmental assessments done on a number of Goodrich sites, we determined that environmental liability obligations of $325 million were assumed in connection with the acquisition.
The fair values of the customer relationship and related program intangible assets, which include the related aerospace program OEM and aftermarket cash flows, were determined by using an "income approach" which is the most common valuation approach utilized. Under this approach, the net earnings attributable to the asset or liability being measured are isolated using the discounted projected net cash flows. These projected cash flows are isolated from the projected cash flows of the combined asset group over the remaining economic life of the intangible asset or liability being measured. Both the amount and the duration of the cash flows are considered from a market participant perspective. Our estimates of market participant net cash flows considered historical and projected pricing, remaining developmental effort, operational performance including company specific synergies, aftermarket retention, product life cycles, material and labor pricing, and other relevant customer, contractual and market factors. Where appropriate, the net cash flows are probability-adjusted to reflect the uncertainties associated with the underlying assumptions, as well as the risk profile of the net cash flows utilized in the valuation. The probability-adjusted future cash flows are then discounted to present value using an appropriate discount rate. The customer relationship and related program intangible assets are being amortized on a straight-line basis (which approximates the economic pattern of benefits) over the estimated economic life of the underlying programs of 10 to 25 years.
We also identified customer contractual obligations on certain OEM development programs where the expected costs exceed the expected revenue under contract. We measured these liabilities under the provisions of the "Fair Value Measurements and Disclosures" Topic of the FASB ASC, which is based on the price to transfer the obligation to a market participant at the measurement date, assuming that the liability will remain outstanding in the marketplace. Based on the estimated net cash outflows of the OEM developmental programs plus a reasonable contracting profit margin required to transfer the contracts to market participants, we recorded assumed liabilities of approximately $2.2 billion. These liabilities will be liquidated in accordance with the underlying economic pattern of obligations, as reflected by the net cash outflows incurred on the OEM contracts. Total consumption of the contractual obligation for the year ended December 31, 2013 was approximately $278 million. Total consumption of the contractual obligation is expected to be as follows: $261 million in 2014, $220 million in 2015, $239 million in 2016, $242 million in 2017, $210 million in 2018 and $686 million thereafter.
Goodrich had not recorded an income tax liability on the unremitted earnings of its non-U.S. subsidiaries, which were approximately $853 million as of December 31, 2011. In connection with the Goodrich acquisition, UTC has made a determination to repatriate certain of these unremitted earnings, making such amounts subject to both U.S. and non-U.S. income taxes. Accordingly, an income tax liability of $215 million was recorded in purchase accounting for the unremitted earnings no longer considered permanently reinvested.
In 2010, Pratt & Whitney entered into a preferred supplier contract with Goodrich for the development and subsequent production of nacelles for the PW1500G (Bombardier CSeries) and PW1200G (Mitsubishi Regional Jet). That preferred supplier contract replaced previous contracts and preliminary Memorandum of Understandings entered into in 2006 and 2008. Under the 2010 agreement, Pratt & Whitney agreed to fund Goodrich's non-recurring development effort and established a recurring price for the production nacelles. Prior to the date of the Goodrich acquisition, Pratt & Whitney and Goodrich had asserted claims against each other in a contractual dispute and would have ultimately arbitrated the matter were it not for the acquisition. In accordance with ASC Topic 805, pre-existing relationships must be effectively settled at acquisition as the relationships become intercompany relationships upon acquisition and are eliminated in the post-combination financial statements. Any resulting settlement gains or losses should be measured at fair value and recorded on the acquisition date. Accordingly, a $46 million gain was recorded in other income by Pratt & Whitney in the quarter ended September 30, 2012 based upon a third party determination of the probability-weighted outcome had the matter gone to arbitration. No additional gain or loss was recorded in connection with the settlement of these pre-existing relationships as we determined that the terms of these two contracts were consistent with other similar market transactions at the time of our acquisition of Goodrich.
Under Goodrich's pre-existing management continuity arrangements (MCAs), we assumed change-in-control obligations related to certain executives at Goodrich. We evaluated the change-in-control provisions governed by the MCAs and for certain of the executives, we determined that we had assumed liabilities of approximately $74 million as the benefit payments were effectively single trigger arrangements in substance. We measured the assumed liability based on fair value concepts of ASC Topic 820, using weighted average techniques of possible outcomes of the employees electing to receive such benefits. We expensed approximately $12 million in 2012 for MCAs where we amended the term of the MCAs beyond the original expiration date for certain executives. We incurred expense of approximately $9 million in connection with MCA payments made in 2013.
Acquisition-Related Costs:
Acquisition-related costs have been expensed as incurred. In 2012 and 2011, approximately $95 million and $84 million, respectively, of transaction costs (including integration costs) were incurred in addition to approximately $67 million of restructuring costs, including exit costs in connection with the acquisition.
Supplemental Pro-Forma Data:
Goodrich's results of operations have been included in UTC's financial statements for the period subsequent to the completion of the acquisition on July 26, 2012. The following unaudited supplemental pro-forma data presents consolidated information as if the acquisition had been completed on January 1, 2011. There were no significant pro-forma adjustments required for the year ended December 31, 2013. The pro-forma results were calculated by combining the results of UTC with the stand-alone results of Goodrich for the pre-acquisition periods, which were adjusted to account for certain costs which would have been incurred during this pre-acquisition period:

(dollars in millions, except per share amounts)	2012
Net sales	$62,173
Net income attributable to common shareowners from continuing operations	5,095
Basic earnings per share of common stock from continuing operations	5.69
Diluted earnings per share of common stock from continuing operations	5.62

The unaudited supplemental pro-forma data above includes the following significant adjustments made to account for certain costs which would have been incurred if the acquisition had been completed on January 1, 2011, as adjusted for the applicable tax impact. As the Goodrich acquisition was completed on July 26, 2012, the pro-forma adjustments for 2012 in the table below only include the required adjustments through July 26, 2012:

(dollars in millions)	2012
Amortization of inventory fair value adjustment [1]	$(103)
Amortization of acquired Goodrich intangible assets, net [2]	108
Utilization of contractual customer obligation [3]	(96)
Interest expense incurred on acquisition financing, net [4]	63

[1]
Removed the expense for inventory fair value adjustments recognized during the last two quarters of 2012, which would have been amortized as the corresponding inventory would have been completely sold during the first two quarters of 2011.

[2]
Added the additional amortization of the acquired Goodrich intangible assets recognized at fair value in purchase accounting and eliminated the historical Goodrich intangible asset amortization expense.

[3]	Added the additional utilization of the Goodrich contractual customer obligation recognized in purchase accounting.

[4]	Added the additional interest expense for the debt incurred to finance our acquisition of Goodrich and reduced interest expense for the debt fair value adjustment which would have been amortized.
The unaudited supplemental pro-forma financial information does not reflect the potential realization of cost savings relating to the integration of the two companies. Further, the pro-forma data should not be considered indicative of the results that would have occurred if the acquisition and related financing had been consummated on January 1, 2011, nor are they indicative of future results.
In connection with regulatory approval of UTC's acquisition of Goodrich, regulatory authorities required UTC to dispose of the Goodrich electric power systems and the Goodrich pumps and engine controls businesses. Pursuant to regulatory obligations, these businesses had been held separately from UTC's and Goodrich's ongoing businesses since the acquisition of Goodrich by UTC. On March 18, 2013, we completed the sale of the Goodrich pumps and engine controls business to Triumph Group, Inc., and on March 26, 2013, we completed the sale of the Goodrich electric power systems business to Safran S.A. Combined proceeds from the sales of the two businesses were approximately $600 million.
Other Acquisition and Disposition Activity:
In 2012, UTC approved plans for the divestiture of a number of non-core businesses. Cash generated from these divestitures was used to repay debt incurred to finance the Goodrich acquisition. See Note 3 for further discussion.
On June 29, 2012, Pratt & Whitney, Rolls-Royce plc (Rolls-Royce), MTU Aero Engines AG (MTU), and Japanese Aero Engines Corporation (JAEC), participants in the IAE collaboration, completed a restructuring of their interests in IAE. Under the terms of the agreement, Rolls-Royce sold its ownership and collaboration interests in IAE to Pratt & Whitney, while also entering into an agreement to license its V2500 intellectual property to Pratt & Whitney. In exchange for the increased ownership and collaboration interests and intellectual property license, Pratt & Whitney paid Rolls-Royce $1.5 billion at closing with additional payments due to Rolls-Royce during the fifteen year period following closing of the purchase, conditional upon each hour flown by V2500-powered aircraft in service at the closing. Payments made to Rolls-Royce under this agreement are capitalized as collaboration intangible assets, as further discussed below. In October 2011, Pratt & Whitney and Rolls-Royce announced their intention to form a new partnership to develop an engine to power future mid-sized aircraft. In September 2013, following further discussion and because of the current regulatory environment, the parties agreed not to proceed with this partnership. As a result of this decision, an additional collaboration intangible asset payment was made to Rolls-Royce in accordance with the underlying agreement.
The collaboration interest and intellectual property licenses are reflected as intangible assets and are amortized in relation to the economic benefits received over the remaining estimated 30 year life of the V2500 program. As a result of these transactions, Pratt & Whitney holds a 61% net interest in the collaboration and a 49.5% ownership interest in IAE. IAE's business purpose is to coordinate the design, development, manufacturing and product support of the V2500 program through involvement with the collaborators. IAE retains limited equity with the primary economics of the V2500 program passed to the participants in the separate collaboration arrangement. As such, we have determined that IAE is a variable interest entity, and Pratt & Whitney is the primary beneficiary under the criteria established in the FASB ASC Topic 810 "Consolidations" and has, therefore, been consolidated. The carrying amounts and classification of assets and liabilities for IAE in our Consolidated Balance Sheet as of December 31, 2013 and 2012 are as follows:

(dollars in millions)	2013	2012
Current assets	$1,616	$1,308
Noncurrent assets	1,066	899
Total assets	$2,682	$2,207
Current liabilities	$1,895	$1,468
Noncurrent liabilities	1,085	781
Total liabilities	$2,980	$2,249

UTC Climate, Controls & Security continued its portfolio transformation efforts in 2013 with the disposition of a number of businesses, resulting in net a gain of approximately $55 million, including gains from the sale of businesses in Hong Kong and Australia. UTC Climate, Controls & Security portfolio transformation in 2012 included the disposition of a number of businesses resulting in impairment and other charges totaling approximately $180 million. During 2012, UTC Climate, Controls & Security also sold a controlling interest in a manufacturing and distribution joint venture in Asia generating a gain of approximately $215 million, and a controlling interest in a Canadian distribution business generating a gain of approximately $120 million.
Goodwill. The changes in the carrying amount of goodwill, by segment, are as follows:

(dollars in millions)	Balance as of January 1, 2013	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2013
Otis	$1,583	$152	$6	$1,741
UTC Climate, Controls & Security	9,868	2	(143)	9,727
Pratt & Whitney	1,238	—	35	1,273
UTC Aerospace Systems	14,754	301	14	15,069
Sikorsky	353	—	—	353
Total Segments	27,796	455	(88)	28,163
Eliminations and other	5	—	—	5
Total	$27,801	$455	$(88)	$28,168

Intangible Assets. Identifiable intangible assets are comprised of the following:

	2013		2012
(dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$2,234	$(1,295)	$2,127	$(1,202)
Patents and trademarks	380	(181)	412	(167)
IAE collaboration	2,273	—	1,526	—
Customer relationships and other	12,049	(2,199)	11,901	(1,718)
	16,936	(3,675)	15,966	(3,087)
Unamortized:
Trademarks and other	2,260	—	2,310	—
Total	$19,196	$(3,675)	$18,276	$(3,087)

The customer relationships intangible assets include payments made to our customers to secure certain contractual rights. We amortize these intangible assets based on the pattern of economic benefit, which may result in an amortization method other than straight-line. In accordance with the FASB ASC Topic 605, "Customer Payments and Incentives," we classify amortization of such payments as a reduction of sales. The IAE collaboration intangible asset is being amortized based upon the economic pattern of benefits as represented by the underlying cash flows. As these cash flows have been negative to date, no amortization has yet been recorded. Amortization of intangible assets was $710 million, $547 million and $398 million in 2013, 2012 and 2011, respectively. The following is the expected amortization of intangible assets for 2014 through 2018, which reflects an increase in expected amortization expense due to the pattern of economic benefit on certain aerospace intangible assets increasing over time.

(dollars in millions)	2014	2015	2016	2017	2018
Amortization expense	$706	$688	$706	$732	$761